EXHIBIT 32
CENTEX CORPORATION
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of the Profit Sharing and Retirement Plan of Centex Corporation (the “Plan”) on Form 11-K for the year ended December 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael S. Albright, Administrative Committee Member of the Plan, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:
                    (1) The Report fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934; and
                    (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.

/s/ MICHAEL S. ALBRIGHT Michael S. Albright
Member, Administrative Committee

Date: June 27, 2008